UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 16, 2008

APEX BIOVENTURES ACQUISITION CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	6770	20-4997725
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18 Farm Lane
Hillsborough, California 94010
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (650) 344-3029

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 1.01. Entry into a Material Agreement.

The disclosure set forth below under Item 1.02 of this Current Report on Form 8-K is hereby incorporated by reference herein.

Item 1.02. Termination of a Material Definitive Agreement.

On April 16, 2008, Apex Bioventures Acquisition Corporation (“Apex”), Apex Acquisition Sub, Inc., a wholly-owned subsidiary of Apex (“Acquisition Sub”), and Dynogen Pharmaceuticals, Inc. (“Dynogen”) entered into a Termination and Release Agreement (the “Termination Agreement”) to mutually terminate the Agreement and Plan of Merger, dated February 5, 2008 (the “Merger Agreement”), by and among such parties and the Holder Representatives (as such term is defined therein), pursuant to which Dynogen would have merged with Acquisition Sub. Due to current market conditions, particularly those for small capitalization public biotech companies, Apex and Dynogen determined that terminating the merger agreement was in the best interest of both companies and their respective stockholders. Under the terms of the Termination Agreement, the parties agreed to release claims they may have against the other.

The foregoing description of the Termination Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Termination Agreement, which is attached as exhibit 10.1 and incorporated herein by reference.

Apex will continue to search for a business with which to effect a business combination on the terms set forth in its certificate of incorporation. As of March 31, 2008, the amount held in trust for the benefit of Apex’s public stockholders, including $2,070,000 of deferred underwriting discounts and commissions, was approximately $67,200,956. If Apex does not sign a letter of intent by December 13, 2008 and effect a business combination by June 13, 2009, it will dissolve and liquidate.

Apex issued a press release on April 16, 2008 disclosing the termination of the Merger Agreement. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Termination and Release Agreement, dated April 16, 2008, by and among Apex Bioventures Acquisition Corporation, Apex Acquisition Sub, Inc. and Dynogen Pharmaceuticals, Inc.

99.1	Press release, dated April 16, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APEX BIOVENTURES ACQUISITION CORPORATION
(Registrant)
Dated: April 16, 2008
By: /s/ Darrell J. Elliott
Name: Darrell J. Elliott
Title: Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Termination and Release Agreement, dated April 16, 2008, by and among Apex Bioventures Acquisition Corporation, Apex Acquisition Sub, Inc. and Dynogen Pharmaceuticals, Inc.

99.1	Press release, dated April 16, 2008.